UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2010

Tower Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50990	13-3894120
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
120 Broadway, 31st Floor
New York, NY 10271
(Address of principal executive offices)
(212) 655-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14b-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
     Tower Group, Inc. (the “Company”) held its annual meeting of stockholders on May 12, 2010. At that meeting, the Company’s stockholders elected each of the Company’s nominees for director to hold office until the 2013 annual meeting of stockholders and until their successors are duly elected and qualified. The Company’s stockholders also ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2010. The final voting results for each matter submitted to a vote of shareholders at the meeting are as follows:
Item 1 — Election of Directors

		Votes	Broker
Name	Votes For	Withheld	Non-Votes
Charles A. Bryan	32,271,465	3,920,576	3,144,038
Robert S. Smith	32,292,681	3,899,360	3,144,038
Item 2 — Ratification of Independent Registered Public Accounting Firm

Votes For	Votes Against	Votes Abstained
39,011,996	66,895	257,188

SIGNATURES
     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tower Group, Inc.
Registrant

Date: May 14, 2010	/s/ Elliot S. Orol
ELLIOT S. OROL
Senior Vice President, General Counsel and Secretary